Marketable securities	12 Months Ended
Dec. 31, 2021
Marketable securities.
Marketable securities

11. Marketable securities

The table below sets forth the changes in marketable securities for the years ended December 31, 2021 and 2020:

($ in thousands)	2021	2020
At January 1	16,594	69,362
Purchase	569,885	3,172
Proceeds on disposal	(409,525)	(54,923)
Net realized gains/(losses) on disposal	(3,760)	(1,898)
Fair value movement	1,919	795
Change in accrued interest	274	(3)
Foreign exchange gain/(losses)	(51)	89
Balance at December 31	175,336	16,594

The table below sets forth the components of the total marketable securities income and bank interest for the years ended December 31, 2021, 2020 and 2019:

($ in thousands)	2021	2020	2019
Realized gains/(losses) (see above)	(3,760)	(1,898)	65
Fair value movement (see above)	1,919	795	(211)
Interest and dividend income	2,615	1,096	1,987
Bank interest income	1,091	387	4,835
Total marketable securities income and bank interest	1,865	380	6,676